SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On May 11, 2017, we entered into a Separation and Stock Purchase Agreement (the “Agreement”) with our director, Mr. David Harrell, pursuant to which we agreed to repurchase from Mr. Harrell 500,000 shares of our common stock for aggregate consideration of $390,000, representing a purchase price of $0.78 per share.

Also under the Agreement, we agreed that the consulting agreement with Mr. Harrell shall terminate on July 31, 2017, but that his non-compete agreement with us shall extend to July 31, 2019. The Agreement also stipulates that Mr. Harrell shall resign as a member of our board of directors effective June 30, 2017.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement filed as Exhibit 10.1 hereto, and incorporated herein by reference.

SECTION 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Offi cers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated into this Item 5.02 by reference.

There was no known disagreement with Mr. Harrell with any of our policies, procedures or practices. Mr. Harrell shall remain with us as a consultant for an additional month following his resignation date of June 30, 2017 as provided above.

With an effective date of June 30, 2017, our board of directors has appointed Mr. Gus D. Halas to serve as chairman of the board of directors.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events

On May 11, 2017, we issued a press release concerning the Agreement and the appointment of Mr. Halas as chairman. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Separation and Stock Purchase Agreement, dated May 11, 2017
99.1	Press Release, dated May 17, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Douglas Baker
Douglas Baker Chief Financial Officer

Date: May 17, 2017

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